Exhibit 10.94


                                JOINT AND SEVERAL
                               HAZARDOUS MATERIAL
                     GUARANTY AND INDEMNIFICATION AGREEMENT
                     --------------------------------------

                                                              New York, New York
                                                                 July 21st, 2004

         WHEREAS, MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 2000 Westchester Avenue, Purchase, New York 10577 (the "Lender") has agreed to make one or more advances under a line of credit to S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an office at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower"), which line of credit will be (a) evidenced by the Note, (b) secured by, among other things, the Deed of Trust and (c) advanced pursuant to the Loan Agreement, all as defined in Exhibit A attached hereto (the "Line of Credit"); and

         WHEREAS, the Lender is willing to enter into the Loan Agreement and to make available the Line of Credit to the Borrower only if the undersigned executes and delivers this Joint and Several Hazardous Material Guaranty and Indemnification Agreement (this "Guaranty and Indemnification Agreement").

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce the Lender to enter into the Loan Agreement and to make Advances (as defined in Exhibit A hereto) thereunder, the undersigned hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby covenants and agrees with the Lender as follows:

         1.       For  the  purposes  of  this   Guaranty  and   Indemnification
Agreement the following terms shall have the following meanings:

                  (a) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is now or hereafter regulated under any Environmental Requirement, or which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product;

                  (b) the term "Environmental Requirements" shall collectively mean all present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health;

                  (c) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions;

                  (d) the term "Trust Property" shall have the meaning given to such term in the Deed of Trust, and shall include, for purposes of this Guaranty and Indemnification Agreement, the land comprising the Premises (as defined in the Deed of Trust); and

                  (e) the term "Debt" shall mean all principal, interest, additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower) and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note, the Deed of Trust, the Loan Agreement, or any other document or instrument now or hereafter executed and/or delivered in connection therewith or otherwise with respect to the Line of Credit (said Note, Deed of Trust, Loan Agreement and other documents and instruments being, collectively, the "Loan Documents") [all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding], and even though the Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

         2. The undersigned hereby represents and warrants to the Lender that to the best of the undersigned's knowledge:

                  (a) except as set forth in the Phase I Environmental Site Assessment dated October 19, 1994 prepared by Terracon Consultants Western, Inc. (heretofore reviewed by the Lender or its consultant), no Hazardous Material is currently located at, on, in, under or about the Trust Property in violation of any Environmental Requirements;

                  (b) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Trust Property onto or into any other property or from any other property onto or into the Trust Property has occurred or is occurring in violation of any Environmental Requirement;

                  (c) no notice of violation, lien, complaint, suit, order or other notice with respect to the Trust Property is presently outstanding under any Environmental Requirement; and

                  (d) the Trust Property and the operation thereof are in full compliance with all Environmental Requirements.

         3. The undersigned absolutely and unconditionally guarantees to the Lender that the Borrower will fully comply with all of the terms, covenants and provisions of paragraph 9 of the


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


Deed of Trust (titled, "Environmental Provisions"). If the Borrower does not fully comply with all of the terms, covenants and provisions of paragraph 9 of the Deed of Trust, the undersigned shall reimburse the Lender upon demand for all sums and costs and expenses incurred by the Lender to the extent not otherwise reimbursed to the Lender by the Borrower pursuant to said paragraph in the Deed of Trust and/or in connection with the Lender performing the Borrower's obligations as set forth in paragraph 9 of the Deed of Trust (including specifically all such sums and interest thereon accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower), it being understood and agreed that, the undersigned's obligations hereunder shall be unaffected by modification of any of the Borrower's obligations in any bankruptcy or insolvency proceeding, nor by the fact that the Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

         4. The undersigned will defend, indemnify, and hold harmless the Lender its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to:

                  (a) any breach by the Borrower of any of the provisions of paragraph 9 of the Deed of Trust;

                  (b) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Trust Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Trust Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Trust Property or on any other property or otherwise;

                  (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material;

                  (d) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material; or

                  (e) any violation of any Environmental Requirement.

         5. The undersigned hereby indemnifies and shall hold harmless and defend the Lender at the undersigned's sole cost and expense against any loss or liability, cost or expense (including, but not limited to, reasonable attorneys' fees and disbursements of the Lender's counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures


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


and suits arising out of or in connection with:

                  (a) any ongoing matters arising out of this Guaranty and Indemnification Agreement and any document or instrument now or hereafter executed and/or delivered in connection herewith (the "Indemnity Documents");

                  (b) any amendment to, or restructuring of the obligations of any of the undersigned hereunder; and

                  (c) any and all lawful action that may be taken by the Lender in connection with the enforcement of the provisions of this Guaranty and Indemnification Agreement or any of the other Indemnity Documents and the obligations of any of the undersigned thereunder, whether or not suit is filed in connection with the same, or in connection with the Borrower, any of the undersigned and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by the Lender shall be payable within five (5) days after written demand and, until reimbursed by the undersigned pursuant hereto, shall bear interest at the default interest rate set forth in the Note.

         6. In addition to any right available to the Lender under applicable law or any other agreement, the undersigned hereby gives to the Lender a continuing lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof, now on deposit or now or hereafter delivered, remaining with or in transit in any manner to the Lender, its affiliates, correspondents, participants or its agents from or for the undersigned (other than separate accounts maintained exclusively for payroll or taxes), whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of the Lender in any way, and also, any balance of any deposit or brokerage account and credits of the undersigned with, and any and all claims of the undersigned against, the Lender or any such affiliate, correspondent, participant or agent, at any time existing, as collateral security for all of the obligations of the undersigned under this Guaranty and Indemnification Agreement, including fees, contracted with or acquired by the Lender, whether joint, several, absolute, contingent, secured, matured or unmatured (for the purposes of this paragraph 6 and paragraphs 8, 10 and 18 below, collectively, the "Liabilities"), hereby authorizing the Lender at any time or times, without prior notice, to apply such balances, credits or claims, or any part thereof, to such Liabilities in such amounts as it may select, whether contingent, unmatured or otherwise and whether any collateral security therefore is deemed adequate or not. The collateral security described herein shall be in addition to any collateral security described in any separate agreement executed by any or all of the undersigned. The Lender, in addition to any right available to it under applicable law or any other agreement, shall have the right, at its option, to immediately set off against any Liabilities all monies owed by the Lender in any capacity to any or all of the undersigned, whether or not due, and the Lender shall, at its option, be deemed to have exercised such right to set off and to have made a charge against any such money immediately upon the occurrence of any events of default set forth below, even though such charge is made or entered on the books of the Lender subsequent to those events.

         7. The obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of the Deed of Trust, sale of the Trust Property pursuant to the provisions of the Deed of Trust or acceptance by the Lender, its nominee or wholly-owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

         8. The undersigned hereby expressly agrees that this Guaranty and Indemnification Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents, and the undersigned hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from any of the undersigned:

                  (a) any security at any time held by or available to the Lender for any obligation of the Borrower, or any security at any time held by or available to the Lender for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Debt, any other Liabilities and/or any other obligations of the Borrower or any other person or party, other than the Lender, under any of the Loan Documents ("Other Obligations"), including any guarantor of the Debt, the Liabilities and/or of any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and the Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or any such other person or party;

                  (b) any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

                  (c) the Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the abovementioned security, deposit account, credit on its books or other person or party as the Lender may see fit;

and the undersigned shall remain bound under this Guaranty and Indemnification Agreement, without any loss of rights by the Lender and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing. In addition, all moneys available to the Lender for application in payment or reduction of the Debt, the Liabilities and/or any Other Obligations may be applied by the Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Lender may see fit.

         9.       The undersigned hereby waives:

                  (a) notice of acceptance of this Guaranty and Indemnification Agreement;

                  (b) protest and notice of dishonor or default to any or all of the undersigned or to any other person or party with respect to any obligations hereby guaranteed;

                  (c) all other notices to which any or all of the undersigned might otherwise be entitled; and

                  (d)  any  demand  under  this  Guaranty  and   Indemnification
Agreement.

         10.      If any of the following events should occur:

                  (a) any or all of the undersigned defaults under any of the Loan Documents and its continuance beyond any applicable notice and/or grace period therein contained; or

                  (b) any or all of the undersigned violates any provision of this Guaranty and Indemnification Agreement or any other guaranty or other agreement executed by them with respect to the Line of Credit or this Guaranty and Indemnification Agreement;

then, and in such event, the Lender may declare the Liabilities to be, and the same shall become, immediately due and payable and/or may exercise any or all of its remedies as set forth herein or at law or in equity.

         11. This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgement of the Debt by the Borrower, or any other party liable therefor or action taken, payment or reacknowledgement made, or any of the obligations of the Borrower under paragraph 9 of the Deed of Trust or otherwise with respect to any Environmental Requirements or to the Lender in connection therewith, shall be deemed to be taken or made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the obligations of the Borrower and/or the undersigned pursuant to said paragraph 9 of the Deed of Trust hereunder or otherwise with respect to any Environmental Requirement or to the Lender in connection therewith or herewith.

         12. Each reference herein to the Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty and Indemnification Agreement shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty and Indemnification Agreement, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of the Lender, to assign or transfer the undersigned's obligations and liabilities under this Guaranty and Indemnification Agreement, in whole or in part, to any other person, party or entity.

         13. The term "undersigned" as used herein shall, if this Guaranty and Indemnification Agreement is signed by more than one party, unless otherwise stated herein, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. If the Guaranty is signed by more than one party, all singular references to the undersigned shall be deemed to be plural. The Lender may proceed against none, one or more of the undersigned at one time or from time to time as it sees fit in its sole and absolute discretion. If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "undersigned" shall include any altered or successive partnerships but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term "undersigned" shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder. The Borrower is executing this Guaranty and Indemnification Agreement as a further assurance that its obligations set forth herein will remain in full force and effect, notwithstanding the assignment or discharge of record of the Deed of Trust or any other fact or circumstances whatsoever.

         14. No delay on the part of the Lender in exercising any right or remedy under this Guaranty and Indemnification Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on any or all of the undersigned shall be deemed to be a waiver of the obligation of any or all of the undersigned or of the right of the Lender to take further action without notice or demand as provided in this Guaranty and Indemnification Agreement. No course of dealing between any or all of the undersigned and the Lender shall change, modify or discharge, in whole or in part, this Guaranty and Indemnification Agreement or any obligations of the undersigned hereunder.

         15. This Guaranty and Indemnification Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by the Lender and the undersigned. No waiver of any term, covenant or provision of this Guaranty and Indemnification Agreement shall


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


be effective unless given in writing by the Lender and if so given by the Lender shall only be effective in the specific instance in which given. The execution and delivery hereafter to the Lender by any or all of the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of the Lender hereunder or under any instrument of guaranty hereafter executed and delivered to the Lender by any or all of the undersigned shall be cumulative and may be exercised singly or concurrently.

         16. The undersigned acknowledges that this Guaranty and Indemnification Agreement and the undersigned's obligations under this Guaranty and Indemnification Agreement are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and Indemnification Agreement and the obligations of any or all of the undersigned under this Guaranty and Indemnification Agreement or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty and Indemnification Agreement or the obligations of any or all of the undersigned hereunder or otherwise with respect to the Debt, including, but not limited to, a foreclosure of the Deed of Trust or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or any or all of the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by the Lender of title to, respectively, the Trust Property or to any collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of the Deed of Trust or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise. This Guaranty and Indemnification Agreement sets forth the entire agreement and understanding of the Lender and the undersigned with respect to the matters covered by this Guaranty and Indemnification Agreement, and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty and Indemnification Agreement or with respect to the obligations of the undersigned under this Guaranty and Indemnification Agreement, except those specifically set forth in this Guaranty and Indemnification Agreement.

         17. This Guaranty and Indemnification Agreement has been validly authorized, executed and delivered by the undersigned. The undersigned represents and warrants to the Lender that it has the corporate or other organizational power to do so and to perform its obligations under this Guaranty and Indemnification Agreement. The undersigned represents and warrants to the Lender that this Guaranty and Indemnification Agreement constitutes the legally binding obligation of the undersigned fully enforceable against the undersigned in accordance with the terms hereof. The undersigned further represents and warrants to the Lender that:

                  (a) neither the execution and delivery of this Guaranty and Indemnification Agreement nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

                  (b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty and Indemnification Agreement, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty and Indemnification Agreement, have been obtained and are in full force and effect.

        18. Notwithstanding any payments made by any or all of the undersigned pursuant to the provisions of this Guaranty and Indemnification Agreement, the undersigned irrevocably waives all rights to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty and Indemnification Agreement or by way of any other obligations whatsoever of the Borrower to any or all of the undersigned, nor shall any or all of the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this Guaranty and Indemnification Agreement shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Lender received from or on behalf of the Borrower prior to notice of termination of this Guaranty and Indemnification Agreement and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full. Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor, or action taken, or payment or reacknowledgment made, of any of the obligations of the Borrower to take and complete the actions specified in paragraph 9 of the Deed of Trust shall serve to start anew the statutory period of limitations applicable to the Borrower with respect to said paragraph 9 and the undersigned hereunder. The provisions of this paragraph 18 shall survive the term of this Guaranty and the payment in full of the Debt and all other Liabilities.

         19. Any notice, request or demand given or made under this Guaranty and Indemnification Agreement shall be in writing and shall be given in the manner and to the notice parties set forth in the Loan Agreement.


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


         20. This Guaranty and Indemnification Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Guaranty and Indemnification Agreement is, and is intended to be, an instrument for the payment of money only, as such phrase is used in Section 3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of the Lender's rights and remedies pursuant to said Section 3213.

         21. The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty and Indemnification Agreement. In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of the undersigned under this Guaranty and Indemnification Agreement, shall, to the extent permitted by law, be in New York County. Nothing in this paragraph shall limit the right of the Lender to bring an action or proceeding arising out of this Guaranty and Indemnification Agreement in any other jurisdiction.

         22. The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty and Indemnification Agreement or the obligations of the undersigned under this Guaranty and Indemnification Agreement, or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty and Indemnification Agreement, or the obligations of the undersigned hereunder or otherwise with respect to the Line of Credit in any action or proceeding brought by the Lender to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty and Indemnification Agreement (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Lender in any separate action or proceeding). The undersigned hereby undertakes and agrees that this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Advances or termination of the Commitment (as defined in the Loan Agreement), whether by acceleration, scheduled maturity or otherwise.

         23. No exculpatory provisions which may be contained in any Loan Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement.

         24. The obligations and liabilities of the undersigned under this Guaranty and Indemnification Agreement are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined). The discharge of any or all of the undersigned's obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under this Guaranty and Indemnification Agreement. Conversely, the discharge of any or all of the undersigned's obligations and liabilities under this Guaranty and Indemnification Agreement by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under any of the Other Guaranties. The term "Other Guaranties" as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument creating any obligation or undertaking of any nature whatsoever (other than this Guaranty and Indemnification Agreement) now or hereafter executed and delivered by any or all of the undersigned to the Lender in connection with the Line of Credit.

         25. This Guaranty and Indemnification Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Guaranty and Indemnification Agreement, or any counterpart hereof, or the ineffectiveness for any reason of any such execution, shall not relieve the other signatories from their obligations hereunder.

         26. The undersigned hereby irrevocably and unconditionally waives, and the Lender by its acceptance of this Guaranty and Indemnification Agreement irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty and Indemnification Agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Guaranty and Indemnification Agreement the day and year first above set forth.


                      S&W OF LAS VEGAS, L.L.C.
                         By: The Smith & Wollensky Restaurant
                             Group, Inc., Sole Member


                      By:/s/ Alan M. Mandel
                         ---------------------------------
                           Name:  Alan M. Mandel
                           Title: Secretary


                      THE SMITH & WOLLENSKY
                      RESTAURANT GROUP, INC.


                      By:/s/ Alan M. Mandel
                         ---------------------------------
                           Name:  Alan M. Mandel
                           Title: Secretary


                      SMITH & WOLLENSKY OF BOSTON LLC
                         By: The Smith & Wollensky Restaurant
                             Group, Inc., Sole Member


                      By:/s/ Alan M. Mandel
                         ---------------------------------
                           Name:  Alan M. Mandel
                           Title: Secretary

STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )

                  On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Maria A. Chang
                                       ----------------------------------
                                       Notary Public


STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )

                  On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Maria A. Chang
                                       ----------------------------------
                                       Notary Public

STATE OF NEW YORK   )
                    ss.:
COUNTY OF NEW YORK  )

                  On the 20th day of July in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Maria A. Chang
                                       ----------------------------------
                                       Notary Public

                                    EXHIBIT A
                                    ---------


         Advances:   The  term   "Advances"   as  used  in  this   Guaranty  and
Indemnification Agreement shall have the meaning assigned to such term in the Loan Agreement.

         Deed of Trust: The term "Deed of Trust" as used in this Guaranty and Indemnification Agreement shall have the meaning assigned to such term in the Loan Agreement.

         Loan Agreement: The term "Loan Agreement" as used in this Guaranty and Indemnification Agreement shall mean that certain Line of Credit Agreement, of even date herewith, entered into among the Borrower, The Smith & Wollensky Restaurant Group, Inc., Smith & Wollensky of Boston LLC and the Lender, together with any and all modifications, supplements, replacement or substitutions therefor as may exist from time to time.

         Note: The term "Note" as used in this Guaranty and Indemnification Agreement shall mean the Promissory Note, of even date herewith, referred to in the Loan Agreement, together with any and all modifications, supplements, replacements or substitutions therefor as may exist from time to time.